THIRD AMENDMENT TO REVOLVING CREDIT

AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT is made as of the 23rd day of July, 2009, by, between and among GENCOR INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (“Gencor”), GENERAL COMBUSTION CORPORATION, a corporation organized under the laws of the State of Florida (“General Combustion”), EQUIPMENT SERVICES GROUP, INC., a corporation organized under the laws of the State of Florida (“Equipment Services”), BITUMA-STOR, INC., a corporation organized under the laws of the State of Iowa (“Bituma-Stor”), and BITUMA CORPORATION, a corporation organized under the laws of the State of Washington (“Bituma”; Bituma, Gencor, General Combustion, Equipment Services and Bituma-Stor each a “Borrower” and collectively “Borrowers”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, the “Agent”).

R E C I T A L S:

WHEREAS, Borrower and PNC, as Lender and as Agent entered into that certain Revolving Credit and Security Agreement dated August 1, 2003 (the “Original Credit Agreement”), as amended by that certain First Amendment to Revolving Credit and Security Agreement dated as of July 31, 2006 (the “First Amendment”) and as further amended by that certain Second Amendment to Revolving Credit and Security Agreement dated as of September 29, 2006 (the “Second Amendment”; the Second Amendment, the First Amendment and the Original Credit Agreement are collectively referred to herein as the “Credit Agreement” or the “Agreement”); and

WHEREAS, all capitalized terms used herein shall have the same meaning specified and defined in the Agreement except as modified herein; and

WHEREAS, Borrower and PNC desire to amend the Agreement in accordance with the terms and provisions set forth herein.

NOW, THEREFORE, in consideration of the sum of Ten and  00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or extensions of credit heretofore now or hereafter made or to be made for the benefit of Borrower by the Lenders, the parties do hereby agree that the Agreement is hereby amended as follows:

1. The parties acknowledge that the recitals set forth above are true and correct, and are hereby incorporated herein by reference.

2. The Credit Agreement is hereby amended as follows:

(a) Article I, Section 1.2, the definition of “Maximum Facility Amount” shall be amended to read as follows:

“Maximum Facility Amount” shall mean $1,500,000.00; provided, however, that the total amount of the Letters of Credit shall not exceed $1,285,000.00.

(b) Article XIII, Section 13.1 is hereby deleted in its entirety and the following is inserted in its place and stead:

13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower and Lender, shall become effective on the date hereof and shall continue in full force and effect until April 30, 2010 (the “Term”) unless sooner terminated following the full repayment of all Obligations and the return of all original Letters of Credit to Lender. Upon the Obligations being paid in full such that Lender has no further obligations hereunder (including, without limitation, the obligation to make Revolving Advances or issue Letters of Credit), and provided further that all original Letters of Credit have been returned to Lender, Lender shall effect the release of its Liens and Lien Perfection Documents within thirty (30) days following the satisfaction of the Obligations and the return of the original Letters of Credit.

3. No further Revolving Advances shall be available under the Credit Agreement from and after the date of this Amendment. The Advance for closing costs pertaining to this Amendment and the existing Letters of Credit previously issued by Agent shall constitute the sole remaining unpaid Advances under the Credit Agreement from and after the date of this Amendment.

4. By its execution hereof, Borrowers do hereby reaffirm and confirm all pledges and security interests in the Collateral provided by Borrowers in favor of Agent under the Agreement and the Other Documents including, without limitation, the pledges and security interests provided by the following loan and security documents, each dated as of August 1, 2003 (collectively, the “Security Documents”):

(i)	Rider to Security Agreement – Patents (Gencor) Recorded with the U.S. Patent and Trademark Office under Reel/Frame 014373/0144;

(ii)	Rider to Security Agreement – Trademarks (Gencor) Recorded with the U.S. Patent and Trademark Office under Reel/Frame 002800/0338;

(iii)	Rider to Security Agreement – Trademarks (General Combustion Corporation) Recorded with the U.S. Patent and Trademark Office under Reel/Frame 002801/0088;

(iv)	Hazardous Substance Certificate and Indemnification Agreement (Florida Property);

(v)	Hazardous Substance Certificate and Indemnification Agreement (Iowa Property);

(vi)	Americans With Disabilities Act Certificate and Indemnification Agreement (Florida Property);

(vii)	Americans With Disabilities Act Certificate and Indemnification Agreement (Iowa Property);

(viii)	Collateral Assignment of Rights Under Business Interruption Insurance Policy; and

(ix)	Tax Indemnity Agreement.

Borrower hereby acknowledges that all references to the Agreement in the Security Documents shall now refer to the Agreement as amended by this Amendment thereto.

5. As a material inducement for PNC to execute this Amendment, each Borrower does hereby release, waive, discharge, covenant not to sue, acquit, satisfy and forever discharge PNC, its officers, directors, employees and agents and its affiliates and assigns from any and all liability, claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which such Borrower ever had, now has, or which any personal representative, successor, heir or assign of such Borrower hereafter can, shall or may have against PNC, its officers, directors, employees, and agents, and its affiliates and assigns, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Each Borrower further expressly covenants with and warrants unto PNC and its affiliates and assigns, that there exist no claims, counterclaims, defenses, objections, offsets or claims of offset against PNC, or the obligation of such Borrower to pay PNC under the Notes, the Agreement and the Other Documents and to pay the Obligations to Lenders when and as the same become due and payable.

6. Each Borrower acknowledges and reaffirms that all warranties, representations, affirmative covenants and negative covenants set forth in the Credit Agreement remain in full force and effect on the date hereof as if made on the date hereof.

7. This Amendment amends the Credit Agreement, and each Borrower acknowledges and agrees that the security interests, rights, duties, and obligations of such Borrower and the Lenders created by the Credit Agreement are not extinguished, but are reaffirmed and remain in full force and effect as provided in the Credit Agreement, as modified herein. In the event of any conflict between the terms and provisions of the Credit Agreement and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control and prevail.

THE PARTIES DO HEREBY KNOWINGLY, MUTUALLY, VOLUNTARILY, INTENTIONALLY AND WILLINGLY WAIVE THEIR RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS MADE AMONG THEM, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, INCLUDING WITHOUT LIMITATION, ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSS-CLAIMS, THIRD PARTY CLAIMS AND INTERVENER’S CLAIMS, WHETHER ARISING FROM OR RELATED TO THE NEGOTIATION EXECUTION AND PERFORMANCE OF THE TRANSACTIONS TO WHICH THE AGREEMENT, THE OTHER DOCUMENTS AND THIS AMENDMENT RELATES.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date and year first set forth above.

Signed, sealed and delivered in the presence of:		GENCOR INDUSTRIES, INC., a Delaware corporation

/s/ Michael Al Mundy
Print name:	Michael Al Mundy	By:	/s/ E.J. Elliott
		Title:	Chairman and Chief Executive Officer

Print name:			(Corporate Seal)

GENERAL COMBUSTION CORPORATION, a Florida corporation

/s/ Michael Al Mundy
Print name:	Michael Al Mundy	By:	/s/ E.J. Elliott
		Title:	Chairman and Chief Executive Officer

Print name:			(Corporate Seal)

/s/ Michael Al Mundy		EQUIPMENT SERVICES GROUP, INC., a
Print name:	Michael Al Mundy	Florida corporation

Print name:		By:	/s/ E.J. Elliott
		Title:	Chairman and Chief Executive Officer

(Corporate Seal)

/s/ Michael Al Mundy
Print name:	Michael Al Mundy	BITUMA-STOR, INC., an Iowa corporation

Print name:		By:	/s/ E.J. Elliott
		Title:	Chairman and Chief Executive Officer

(Corporate Seal)

/s/ Michael Al Mundy		BITUMA CORPORATION, a Washington
Print name:	Michael Al Mundy	corporation

Print name:		By:	/s/ E.J. Elliott
		Title:	Chairman and Chief Executive Officer

(Corporate Seal)

/s/ Michael Al Mundy		PNC BANK, NATIONAL ASSOCIATION,
Print name:	Michael Al Mundy	as Lender and as Agent

		By:	/s/ Raymond Kupiec
Print name:			Raymond Kupiec, Vice President

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